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                                                                 EXHIBIT 10.3.1

                                  ROBERDS, INC.


                 AMENDED 1993 OUTSIDE DIRECTOR STOCK OPTION PLAN

                                NOVEMBER 1, 1996




1. Purpose. The purpose of the 1993 Outside Director Stock Option Plan (the "Plan") is to advance the interests of Roberds, Inc. ("the Company") and its stockholders by offering to members of the Company's Board of Directors who are not employees of the Company ("Outside Directors") who share responsibility with management for guiding the long term growth and profitability of the Company, the opportunity to acquire an equity interest in the Company, thereby achieving a greater commonality of interest with other stockholders and providing an additional incentive to such Directors to achieve the Company's long-term business plans and objectives.


2. Awards Opportunities. Awards under the Plan shall be granted in the form of non-qualified stock options.


3. Administration. (A) Committee. The Plan shall be administered by the Company's Board of Directors (the "Board") or by a committee (the "Committee") of the Board, as determined from time to time by the Board. The Committee shall consist of no fewer than three directors of the Company who shall be appointed, from time to time, by the Board. At any time that the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only directors who, at the time of service, qualify as "non-employee directors" within the meaning of Rule 16b-3 or its successor under the Exchange Act shall be members of the Committee. All references in this Plan to the Board shall be understood to refer either to the full Board or to the Committee, to the extent administration of the Plan has been delegated by the Board to the Committee.

         (B) Authority. The board, or the Committee, to the extent the Board has delegated such authority to the Committee, shall have full and final authority with respect to the Plan (i) to interpret all provisions of the Plan consistent with law; (ii) to adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (iii) to make all other determinations necessary or advisable for the administration of the Plan. The Board may, with the consistent of the person or persons entitled to exercise any outstanding Option, amend such Option award consistent with the provisions of the Plan.
         (C) Indemnification. No member of the Board shall be liable for any action taken or determination made in good faith. The members of the Board and the Committee shall be indemnified by the Company for any acts or omissions in connection with the Plan to the full extent permitted by Ohio and Federal law.


4. Eligibility. Participation in the Plan shall be available to all Outside Directors of the Company.


5. Stock Subject to Plan. Subject to adjustments as provided in Section 8(A) hereof, the aggregate number of shares of common stock, without par value, of the Company ("Shares") as to which awards may be granted under the Plan shall not exceed 10,000 Shares. Such Shares may be authorized by unissued Shares or treasury Shares.

         The Board shall maintain records showing the cumulative total of all Shares subject to Options outstanding.

         If an Option granted hereunder shall expire or terminate for any reason without having been fully exercised, then the Shares covered by the unexercised portion of such Option shall again be available for the purposes of the Plan.

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6.       Options.          (A)      Allotment of Shares.  The Board shall,
subject to the provisions of the Plan, grant to Outside Directors following adoption of the Plan by the Board, subject to approval of the Plan by the Company stockholders, Options to purchase Shares.

         Each Outside Director serving at the time the Plan is approved by the Shareholders will be allotted one Option in the amount of 2,000 shares. Thereafter, each new Outside Director, upon election and taking of office shall receive an Option for 2,000 shares. All Options shall be the form attached hereto.

         (B) Option Price. The price per share at which each Option granted under the Plan may be exercised shall be the fair market value of a Share at the time such Option is granted.

         (C) Option Period. The effective date of a grant of each Option shall be the later of (i) the date the Plan is approved by the stockholders of the Company or (II) the date an Outside Director takes office. An Option granted under the Plan shall terminate, and the right of the participant (or the participant's estate, personal representative, or beneficiary) to purchase Shares upon exercise of the Option shall expire, 10 years from the date the Option is granted (the "Termination Date").

         (D)      Exercise of Options.      (1)      By a Participant During
         Continuous Board Service.

                  An Option will be exercisable on the first anniversary of the date the Option was granted and within the guidelines established by
         Section 6(E). The Board may at any time accelerate the exercisability of an Option. During the lifetime of a participant to whom an Option is granted, the Option may be exercised only by the participant or by the participant's attorney-in-fact or legal guardian as hereinafter provided.

                  A participant who has been a Director of the Company since the date of the Option grant is eligible to exercise all Options which are then exercisable up to the Termination Date of such Options and within the guidelines established by Section 6(E).

         (2)  By a former Director.

                  Participants whose membership on the Board of the Company has terminated for reasons other than permanent and total disability or death, must exercise all Options previously awarded within three (3) months after such termination and within the guidelines established by
         Section 6(E) (but no later than the Termination Date of the Options). The Board may extend up to an additional four (4) months (but no later than the expiration date of the Option) the period in which a non-qualified Option must be exercised if Section 16(b) of the Securities Exchange Act of 1934 would be applicable to the participant if the participant exercised the Option within three (3) months of termination. An Option may be exercised only for the number of Shares for which it could have been exercised at the time the participant terminated from the Board of the Company. Failure to exercise all Options within the designated time period will result in their termination.

         (3)      In Case of Permanent and Total Disability.

                  If a Director who was granted an Option terminates Board membership because of permanent and total disability, the Option must be exercised within one (1) year of such termination and within the guidelines established by Section 6(E) (but no later than the Termination Date of such Option). If the participant should die during such one (1) year period, the provisions contained in Section 6(D), Paragraph 4 hereof, shall apply. The Option may be exercised only for the number of shares for which it could have been exercised at the time the participant terminated as a Board member of the Company.

         (4)      In Case of Death.

                  If a participant who was granted an Option dies while a Director of the Company or during the one year period specified in
         Section 6(D), Paragraph 3, the Option must be exercised no later than the Termination Date of such Option by the participant's estate, or by a person who acquired the right to exercise the Option by bequest or inheritance and within the guidelines established by Section 6(E). The Option may be exercised


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         only for the number of shares for which it could have been exercised at the time the participant terminated Board membership with the Company.

         (5)      Termination of Options.

                  An Option granted under the Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan, it can no longer be exercised for Shares originally subject to the Option.

         (E)      Manner of Exercise and Payment.

         (1)      Exercise.

                  Each Option granted under this Plan shall be deemed exercised to the extent that the participant shall deliver to the Company written notice of the number of full Shares with respect to which the Option is being exercised. The participant shall at the same time tender to the Company payment in full for the shares for which the Option is exercised, which may be in cash or, subject to Section 6(E), Paragraph 2 hereof, in previously issued Shares or partly in cash and partly in Shares, and shall comply with such other reasonable requirements as the Board may establish. These provisions shall not preclude exercise of an Option, or payment for Shares, by any other proper legal method specifically approved by the Board.

                  No person, estate or other entity shall have any of the rights of a stockholder with reference to Shares subject to an Option until a certificate for the Shares has been delivered.

                  An Option granted under this Plan may be exercised for any lesser number of whole Shares than the full amount for which it could then be exercised, provided, however, that the Board may require, in the agreement evidencing an Option, any partial exercise to be with respect to a specified minimum number of Shares. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan for the remaining Shares subject to the Option.

         (2)      Payment in Shares.

                  The value of Shares delivered for payment of the option price shall be the fair market value of the Shares determined as provided in
         Section 6(B) on the date the Option is exercised. If certificates representing Shares are used to pay all or part of the exercise price of an Option, separate certificates shall be delivered by the Company representing the same number of Shares as each certificate so used, and an additional certificate or certificates shall be delivered representing the additional Shares to which the Option holder is entitled as a result of exercise of the Option. Notwithstanding the foregoing and the provisions of Section 6(E), paragraph (1), the Board, in its sole discretion, may refuse to accept Shares in payment of the option price of the Shares with respect to which such Option is to be exercised, in which event any certificates representing Shares that were actually received by the Company with the written notice of exercise shall be returned to the person exercising such Option together with notice by the Company of the refusal of the Company to accept such Shares.

         (3)      Award of Cash or Shares in Lieu of Exercise.

                  The Board may elect, in lieu of accepting payment of the option price and delivering any or all Shares as to which an Option has been exercised, to pay the holder of such Option an amount in cash or Shares, or a combination of cash and Shares, equal to the amount by which the fair market value (determined as provided in Section 6(B)) on the date of exercise of the Shares as to which such Option has been exercised exceeds the option price that would otherwise be payable by the holder of such Option for such Shares.

7. Other Provisions. (A) Adjustment of Shares. In the event that the outstanding Shares are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of


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Shares, the Board shall make an appropriate and equitable adjustment in the number and kind of Shares subject to outstanding Options, or portions thereof then unexercised, and the number and kind of Shares subject to the Plan to the end that after such event the Shares subject to the Plan and the participant's right to a proportionate interest in the Company shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the total price resulting from rounding-off Share quantities or prices) and with any necessary corresponding adjustment in option price per Share. Any such adjustment made by the Board shall be final and binding upon all participants, the Company and all other interested persons. The Board, in its sole discretion, may at any time make or provide for such adjustments to the Plan or an Option granted thereunder as it shall deem appropriate to prevent the reduction or enlargement of rights, including adjustments in the event of changes in the outstanding common stock by reason of mergers, consolidations, combinations or exchanges or shares, separations, reorganizations, liquidations and the like in which the Company is not the sole surviving successor to the assets or business of the Company immediately prior thereto. In the event of any offer to holders of common stock generally relating to the acquisition of their shares, the Board may make such adjustments as it deems equitable in respect of outstanding Options. Any such determination of the Board shall be conclusive.

         (B) Non-Transferability. No Option granted to a participant under this Plan shall be transferable other than by will or the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option other than as permitted in the preceding sentence shall give no right to the purported transferee.

         (C) Compliance with Law and Approval of Regulatory Bodies. No Option shall be exercisable and no Shares shall be delivered under this Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Company's shares may be listed. Any share certificate issued to evidence Shares for which an Option is exercised shall bear such legends and statements as the Board deems advisable in order to assure compliance with Federal and state laws and regulations. No Option shall be exercisable and no Shares shall be delivered until the Company has obtained consent or approval from such regulatory bodies, Federal or state, having jurisdiction over such matters as the Board may deem advisable.

         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board may require reasonable evidence as to the ownership of the Option, may require such consents and releases of taxing authorities as it may deem advisable.

         (D) No Right to Board Membership. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any participant under the Plan any right to continue as a Board member of the Company.

         (E) Amendment and Termination. Subject to the terms of this Section 7(E), the Board may at any time suspend, amend or terminate the Plan. Except for the adjustments made in accordance with Section 7(A), the Board may not, without the consent of the holder of the Option, alter or impair any Option previously granted during any suspension of the Plan or after termination thereof.

         In addition to Board approval of an amendment, if the amendment would require approval by stockholders of the Company pursuant to any standards for continued listing in any securities market in which the Company's securities are listed, the receipt of such approval shall be a condition of such amendment.

         (F) Effective Date of the Plan. This Plan was adopted by the Board on September 24, 1993 and by the Shareholders on September 24, 1993. The Plan shall become effective on the date the Registration Statement filed by the Company under the Securities Act of 1933 becomes effective with respect to Shares to be issued pursuant to the Plans. Options may be granted prior to the date the Plan becomes effective, but all such grants shall be subject to the Plan becoming effective, as provided above.

         (G) Duration of the Plan. Unless previously terminated by the Board, this Plan shall terminate at the close of business on December 31, 1998, and no Option shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted.


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ROBERDS, INC., by

/s/ Robert M. Wilson
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Robert M. Wilson, its
Executive Vice President







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